Exhibit 10.7

March 28, 2013

Excel Mortgage Servicing, Inc.	AmeriHome Mortgage Corporation
19500 Jamboree Road	19500 Jamboree Road
Irvine, CA 92162	Irvine, CA 92162

Integrated Real Estate Service Corporation
19500 Jamboree Road
Irvine, CA 92162

Re:  Fifth Amendment to Master Repurchase Agreement and Pricing Letter (“Fifth Amendment”).

This Fifth Amendment is made this 28th day of March, 2013 (the “Amendment Effective Date”), to that certain Master Repurchase Agreement, dated August 31, 2011 (the “Repurchase Agreement”) and the Pricing Letter, dated August 31, 2011 (the “Pricing Letter”), as amended by the First Amendment to Master Repurchase Agreement and Pricing Letter dated May 1, 2012 (the “First Amendment”), by the Second Amendment to Master Repurchase Agreement and Pricing Letter dated June 21, 2012 (the “Second Amendment”), by the Third Amendment to Master Repurchase Agreement and Pricing Letter dated August 24, 2012 (the “Third Amendment”) and by the Fourth Amendment to Master Repurchase Agreement and Pricing Letter dated November 26, 2012 (the “Fourth Amendment”), in each case by and among Excel Mortgage Servicing, Inc. (“Excel”) and AmeriHome Mortgage Corporation (“AmeriHome”) (Excel and AmeriHome each a “Seller” and, collectively, “Sellers”), and EverBank (“Buyer”).  The Repurchase Agreement, the Pricing Letter, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are sometimes hereinafter collectively referred to as the “Agreement.”

WHEREAS, Sellers and Integrated Real Estate Service Corporation (“Guarantor”) requested that Buyer amend the Agreement; and

WHEREAS, Sellers, Guarantor and Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

SECTION 1.         Amendments.

(a)           The following definitions contained in Section 1 of the Pricing Letter are hereby amended and restated in their entirety as follows:

“Aged Mortgage Loan” shall mean a Mortgage Loan, other than an Eligible Correspondent Mortgage Loan, a Jumbo Mortgage Loan or an Agency HARP2 Loan, subject to a Transaction hereunder for more than 60 days but not more than 90 days.

“Approved Mortgage Product” shall mean the following mortgage products approved by Buyer for Transactions under the Agreement:  Conforming Mortgage Loans, Eligible Government Mortgage Loans, Jumbo Mortgage Loans, Eligible Correspondent Mortgage Loans, Agency HARP2 Loans, Wet Loans and Aged Mortgage Loans.  In no event shall an Ineligible Product be an Approved Mortgage Product.

“Concentration Limit” as of any date of determination, with respect to the Eligible Mortgage Loans included in any Concentration Category, the applicable amount which the aggregate Purchase Price for such Eligible Mortgage Loans may not at any time exceed, as set forth in the below table.

Concentration Category	Concentration Limit (percentages based on Maximum Purchase Amount)
Aged Loans	5%
Wet Mortgage Loans	40%
Jumbo Loans	10%
Eligible Correspondent Loans	10%
Agency HARP2 Loans	10%

“Conforming Mortgage Loan” shall mean a Mortgage Loan (other than an Agency HARP2 Loan) that conforms to the requirements of an Agency for securitization or cash purchase, and which has a FICO score of at least 620.

“Eligible Government Mortgage Loan” shall mean a Government Mortgage Loan which has a FICO score of at least 620.

“Maximum Purchase Amount” shall mean $75,000,000.

“Pricing Spread” shall mean:

Type of Mortgage Loan	Percentage
Conforming Mortgage Loans, Eligible Government Mortgage Loans, Eligible Correspondent Mortgage Loans and Jumbo Mortgage Loans	3.25%
Agency HARP2 Loans	3.50%
Aged Mortgage Loans	4.00%
Mortgage Loans exceeding the applicable Transaction Term Limitation	12.00%

Where a Purchased Mortgage Loan may qualify for two or more Pricing Spreads hereunder, unless otherwise expressly agreed to by the Buyer in writing, such Purchased Mortgage Loan shall be assigned the higher Pricing Spread, as applicable.

“Purchase Price Percentage” shall mean:

Type of Mortgage Loan	Percentage
Conforming Mortgage Loans and Eligible Government Mortgage Loans	98%
Jumbo Mortgage Loans	97%
Eligible Correspondent Mortgage Loans	97%
Agency HARP2 Loans	98%
Aged Mortgage Loans	The applicable percentage set forth above minus 10%

Where a Purchased Mortgage Loan may qualify for two or more Purchase Price Percentages hereunder, unless otherwise expressly agreed to by Buyer in writing, such Purchased Mortgage Loan shall be assigned the lower Purchase Price Percentage, as applicable.

“Termination Date” shall mean the earliest of (i) March 27, 2014, (ii) such date as Buyer may determine in its sole discretion by written notice to

Sellers (provided that in the event of such notice of termination, the Repurchase Date with respect to outstanding Transactions shall not be accelerated in the absence of (a) an Event of Default or (b) the occurrence of a termination in accordance with clauses (i) or (iii) of this definition) or (iii) such date as determined by Buyer pursuant to its rights and remedies under the Agreement.”

(b)           The following new definitions are added to the Pricing Letter in the appropriate alphabetical order:

“Agency HARP2 Loans” is a collective reference to HARP2 DU Refi Plus Loans and HARP2 LP Relief Refinance Loans.

“HARP2 DU Refi Plus Loan” shall mean a first-lien Mortgage Loan originated using Desktop Underwriter and (i) that is originated in accordance with the requirements of the Fannie Mae Selling Guide for the DU Refi Plus program, (ii) that has a FICO score of not less than 620 and (iii) that otherwise conforms to the requirements of Fannie Mae for securitization or cash purchase.

“HARP2 LP Relief Refinance Loan” shall mean a first-lien Mortgage Loan originated using Loan Prospector and (i) that is originated in accordance with the requirements of the Freddie Mac Single-Family Seller/Servicer Guide for the Relief Refinance Mortgage — Open Access program, (ii) that has a FICO score of not less than 620 and (iii) that otherwise conforms to the requirements of Freddie Mac for securitization or cash purchase.

(c)           The definitions of “Category 1 High LTV VA Refinance Mortgage Loan”, “Category High LTV VA Refinance Mortgage Loan”, “High LTV VA Refinance Loan”, “VA Loan”, “VA Loan Guaranty Agreement”, “DU Refi Plus Loans”, “DU Refi Plus Appraisal Waiver Loan” and “DU Refi Plus Appraisal Required Loan are hereby deleted from the Pricing Letter.

(d)           Section 3 of the Pricing Letter is hereby amended and restated in its entirety as follows:

SECTION 3.                  Certain Financial Condition Covenants.  Without limiting any provision set forth in the Agreement, the applicable Seller Party shall comply with the following covenants, each to be tested on each Test Date occurring prior to the Termination Date, and each to be determined on a consolidated basis with such Person’s Subsidiaries (including AmeriHome, with respect to Excel):

(i)         Maintenance of Adjusted Tangible Net Worth.  (a) Excel shall maintain an Adjusted Tangible Net Worth of not less than $17,000,000.00, and (b) Guarantor shall maintain an Adjusted Tangible Net Worth of not less than $17,000,000.00.

(ii)        Maintenance of Ratio of Adjusted Indebtedness to Adjusted Tangible Net Worth.  Excel shall maintain the ratio of its Adjusted Indebtedness to its Adjusted Tangible Net Worth of no greater than 15:1.

(iii)       Operating Cash Flow to Debt Service Ratio.  Excel shall maintain on a trailing six-month basis the ratio of (a) its Operating Cash Flow to (b) its Debt Service of at least 1.00:1.00.

(iv)      Maintenance of Liquidity.  Excel shall ensure that it has cash and Cash Equivalents (excluding Restricted Cash or cash pledged to Persons other than Buyer), in an amount not less than the greater of (a) $3,400,000.00, and (b) an amount equal to 20% of its Adjusted Tangible Net Worth.

(v)       Maintenance of Profitability. Excel shall not permit, for the four (4) consecutive fiscal quarters ending on the relevant Test Date, Seller’s Net Income for such four (4) consecutive fiscal quarters (on an aggregate basis) to be less than $1.00.

(e)           The Compliance Certificate attached as Exhibit A to the Pricing Letter is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

(f)            The following definitions contained in Section 2 of the Repurchase Agreement are hereby amended and restated in their entirety as follows:

“EBITDA”  shall mean for any Person for any period, Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Net Income for such period, the sum of (a) income tax expense, (b) Interest Expense of such Person and its Subsidiaries, amortization or write off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense and (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs.

“Indebtedness” shall mean, with respect to any Person, total liabilities, as reported on that Person’s balance sheet, and calculated in accordance with GAAP.

“Operating Cash Flow” shall mean for any Person, such Person’s EBITDA plus any non-cash expenses less any non-cash income.

(g)           The following new definitions are added to the Repurchase Agreement in the appropriate alphabetical order:

“Agency HARP2 Loans” shall have the meaning specified in the Pricing Letter.

(h)           Section JJ. of Schedule 1 to the Repurchase Agreement is hereby amended and restated in its entirety as follows:

JJ.    Appraisal.  Except with respect to Agency HARP2 Loans for which an Appraisal is not required in accordance with the terms of the relevant program, the Mortgage File contains an Appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the applicable Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the Appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, and all Requirements of Law and Takeout Investor or insurer requirements, each as in effect on the date the Mortgage Loan was originated.  The applicable Seller has no knowledge of any circumstances or condition which might indicate that the Appraisal is incomplete or inaccurate.  In addition, the Appraisal was prepared in accordance with USPAP Guidelines.  The appraiser for the Mortgage Loan was duly licensed or certified under the applicable law where the Mortgage Loan was originated, and for each Government Mortgage Loan was acceptable to the FHA or VA, as applicable, and for each Conventional Mortgage Loan was acceptable to Fannie Mae, Freddie Mac and/or the Takeout Investor, as applicable.  The applicable Seller will maintain documentation evidencing each appraiser’s qualification and licensing or certification, which will promptly be provided to the Buyer upon request.

SECTION 2.         Defined Terms.  Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 3.         Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Fifth Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4.         Representations.  In order to induce Buyer to execute and deliver this Fifth Amendment, each Seller hereby represents to Buyer that as of the date hereof, except as otherwise expressly waived by Buyer in writing, such Seller is in full compliance with all of the terms and conditions of the Agreement including without limitation, all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 5.         Governing Law. This Fifth Amendment and any claim, controversy or dispute arising under or related to or in connection with this Fifth Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which shall govern.

SECTION 6.         Counterparts.  This Fifth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement.  This Fifth Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No signatory to this Fifth Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

SECTION 7.         Guarantor.  Guarantor acknowledges and agrees that nothing contained herein, and Guarantor’s signature hereon, shall not be deemed an acknowledgement, a course of conduct, a waiver or an amendment of the provisions of the Facility Guaranty, which continue in full force and effect and do not require any Guarantor’s consent to the actions taken hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Guarantor and Buyer have caused this Fifth Amendment to be executed and delivered as of the Amendment Effective Date.

EXCEL MORTGAGE SERVICING,		EVERBANK, as Buyer
INC., as a Seller

By:	/s/ Todd R. Taylor	By:	/s/ Paul Chmielinski
Name:	Todd R. Taylor	Name:	Paul Chmielinski
Title:	EVP/CFO	Title:	V.P.

AMERIHOME MORTGAGE		INTEGRATED REAL ESTATE
CORPORATION, as a Seller		SERVICE CORPORATION, as Guarantor

By:	/s/ Todd R. Taylor	By:	/s/ Todd R. Taylor
Name:	Todd R. Taylor	Name:	Todd R. Taylor
Title:	EVP/CFO	Title:	EVP/CFO

EXHIBIT A—For Excel

COMPLIANCE CERTIFICATE

[PLEASE REVIEW CAREFULLY]

SELLERS:	EXCEL MORTGAGE SERVICING, INC. AND AMERIHOME MORTGAGE CORPORATION
GUARANTOR:	INTEGRATED REAL ESTATE SERVICE CORP.
BUYER:	EVERBANK
TODAY’S DATE:	/ /201
REPORTING PERIOD ENDED:	month(s) ended / /20

This certificate is delivered to Buyer under the Master Repurchase Agreement dated as of August 31, 2011, between Sellers and Buyer (as amended from time to time, the “Agreement”), all the defined terms of which have the same meanings when used herein.

I hereby certify that: (a) I am, and at all times mentioned herein have been, the duly elected, qualified, and acting officer of Seller designated below; (b) to the best of my knowledge, the Financial Statements of Seller from the period shown about (the “Reporting Period”) and which accompany this certificate were prepared in accordance with GAAP and present fairly the financial condition of the Financial Reporting Party as of the end of the Reporting Period and the results of its operations for Reporting Period; (c) a review of the Agreement and of the activities of Seller during the Reporting Period has been made under my supervision with a view to determining Seller’s compliance with the covenants, requirements, terms, and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Default or Event of Default, except as disclosed herein (which specifies the nature of existence of each Default or Event of  Default, if any, and what action Seller has taken, is taking, and proposes to take with respect to each); (d) all information set forth on the attachment to this Compliance Certificate is true, correct, and complete, and the calculations set forth therein evidence that Seller is in compliance with the requirements of the Agreement at the end of the Reporting Period (or if Seller is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions Seller proposes to take with respect thereto); and (e) Seller was, as of the end of the Reporting Period, in compliance and good standing with applicable Fannie Mae, Ginnie Mae, Freddie Mac, and HUD net worth requirements.

By:
Name:
Title:

REPORTING PERIOD ENDED:	/ /20

All financial calculations set forth herein are as of the end of the Reporting Period.

1.              ADJUSTED TANGIBLE NET WORTH

The Adjusted Tangible Net Worth of Seller is:
GAAP Net Worth:	$
Minus: Intangible Assets (excluding capitalized Servicing Rights)	$
Minus: Due from Shareholders or Related Parties	$
Minus: Capitalized Servicing Rights	$
Minus: Assets pledged to secure liabilities not included in Indebtedness:	$
Minus: Any other HUD non-acceptable assets:	$
Minus: Investments in Affiliates:	$
Plus: Lesser of (a) most recent MSR Appraised Value, and (b) capitalized Servicing Rights (per above):	$
Plus: Subordinated Debt:	$
ADJUSTED TANGIBLE NET WORTH:	$
REQUIRED MINIMUM	$17,000,000
In compliance?	☐Yes ☐No

2.              INDEBTEDNESS OF SELLER

INDEBTEDNESS:	$

3.              LEVERAGE: ADJUSTED INDEBTEDNESS TO ADJUSTED TANGIBLE NET WORTH

Indebtedness (from II, above)	$
Minus: Subordinated Debt (from I, above)	$
ADJUSTED INDEBTEDNESS	$
Adjusted Tangible Net Worth (from I, above)	$
RATIO OF ADJUSTED INDEBTEDNESS /ADJUSTED TANGIBLE NET WORTH:	:1
Maximum permitted	15:1
In compliance?	☐Yes ☐No

4.              OPERATING CASH FLOW TO DEBT SERVICE

EBITDA (trailing six months)	$
Plus: any non-cash expenses (trailing six months)	$
Less: any non-cash income (trailing six months)	$
OPERATING CASH FLOW (trailing six months)	$
Debt Service (trailing six months)	$
RATIO OF OCF TO DS (trailing six months)	:1
Minimum required for trailing six months (through Termination Date)	1.00:1
In compliance?	☐Yes ☐No

5.              LIQUIDITY

Cash	$
Less: Restricted Cash	$
Plus: Cash Equivalents	$
LIQUIDITY	$
ATNW from 1 above times 20%	$
Minimum required	Greater of $3,400,000 or 20% of ATNW from 1 above
In compliance?	☐Yes ☐No

6.              PROFITABILITY RATIO

Net Income (prior three (3) fiscal quarters)	$
Net Income (fiscal quarter just ended)	$
Total Net Income (prior four (4) fiscal quarters)	$
Minimum required	$1.00 or more
In compliance?	☐Yes ☐No

7.              FACILITIES (Please list all credit facilities including off balance sheet facilities)

Institution	Total Commitment	Outstanding
EverBank Warehouse Lending	$	$
	$	$
	$	$
TOTALS	$	$

8.              REPURCHASES / INDEMNIFICATIONS (R&I)

Repurchases	UPB	# of Loans	Actual or Estimated Loss	How were they recorded on the financials?
Beginning Open R&I’s	$		$
New R&I’s received this month	$		$
R&I’s rescinded this month	$		$	n/a
R&I’s settled this month	$		$
Ending Open R&I’s	$		$

*                 If you have a detailed schedule of loans subject to repurchases that includes the investor requesting, reason for repurchases, origination date, loan characteristics such as LTV, lien position, occupancy etc., and valuation method if you have estimated your loss exposure, please attach it with this table.

9.              LOAN LOSS RESERVE

	Current Month	Year-to-Date
Beginning loan loss reserve	$	$
Additional loss provision	$	$
Actual charge off	$	$
Ending Loan Loss Reserve	$	$

10.       LITIGATION

	Current Month	Year-to-Date
Pending litigations (Unit)
Expected losses on litigation	$	$

11.       THIRD PARTY REPORTS

All reports received from third parties (such as the SEC, Fannie Mae, Ginnie Mae, Freddie Mac) subsequent to the last reporting period are attached hereto. These reports include the following (if none, write “None”):  [              ]

12.       DEFAULTS OR EVENTS OF DEFAULT

Disclose nature and period of existence and action being taken in connection therewith; if none, write “None”:  [              ]

13.       OTHER REPORTS REQUIRED (Please attach if applicable)

a.                                      Indemnification & Repurchase Report for the prior year and current YTD.

b.                                      Hedge Reports (including: position summary report, MBS & whole loan trade detail, loan level detail report with weighted average take out price).

c.                                       Summary of year-to-date production, broken out by product type.

EXHIBIT A—For AmeriHome

COMPLIANCE CERTIFICATE

[PLEASE REVIEW CAREFULLY]

SELLERS:	EXCEL MORTGAGE SERVICING, INC. AND AMERIHOME MORTGAGE CORPORATION
GUARANTOR:	INTEGRATED REAL ESTATE SERVICE CORP.
BUYER:	EVERBANK
TODAY’S DATE:	/ /201
REPORTING PERIOD ENDED:	month(s) ended / /20

This certificate is delivered to Buyer under the Master Repurchase Agreement dated as of August 31, 2011, between Sellers and Buyer (as amended from time to time, the “Agreement”), all the defined terms of which have the same meanings when used herein.

I hereby certify that: (a) I am, and at all times mentioned herein have been, the duly elected, qualified, and acting officer of Seller designated below; (b) to the best of my knowledge, the Financial Statements of Seller from the period shown about (the “Reporting Period”) and which accompany this certificate were prepared in accordance with GAAP and present fairly the financial condition of the Financial Reporting Party as of the end of the Reporting Period and the results of its operations for Reporting Period; (c) a review of the Agreement and of the activities of Seller during the Reporting Period has been made under my supervision with a view to determining Seller’s compliance with the covenants, requirements, terms, and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Default or Event of Default, except as disclosed herein (which specifies the nature of existence of each Default or Event of  Default, if any, and what action Seller has taken, is taking, and proposes to take with respect to each); (d) all information set forth on the attachment to this Compliance Certificate is true, correct, and complete, and the calculations set forth therein evidence that Seller is in compliance with the requirements of the Agreement at the end of the Reporting Period (or if Seller is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions Seller proposes to take with respect thereto); and (e) Seller was, as of the end of the Reporting Period, in compliance and good standing with applicable Fannie Mae, Ginnie Mae, Freddie Mac, and HUD net worth requirements.

By:
Name:
Title:

A-1

REPORTING PERIOD ENDED:	/ /20

All financial calculations set forth herein are as of the end of the Reporting Period.

1.              FACILITIES (Please list all credit facilities including off balance sheet facilities)

Institution	Total Commitment	Outstanding
EverBank Warehouse Lending	$	$
	$	$
	$	$
TOTALS	$	$

2.              REPURCHASES / INDEMNIFICATIONS (R&I)

Repurchases	UPB	# of Loans	Actual or Estimated Loss	How were they recorded on the financials?
Beginning Open R&I’s	$		$
New R&I’s received this month	$		$
R&I’s rescinded this month	$		$	n/a
R&I’s settled this month	$		$
Ending Open R&I’s	$		$

*                 If you have a detailed schedule of loans subject to repurchases that includes the investor requesting, reason for repurchases, origination date, loan characteristics such as LTV, lien position, occupancy etc., and valuation method if you have estimated your loss exposure, please attach it with this table.

3.              LOAN LOSS RESERVE

	Current Month	Year-to-Date
Beginning loan loss reserve	$	$
Additional loss provision	$	$
Actual charge off	$	$
Ending Loan Loss Reserve	$	$

A-2

4.              LITIGATION

	Current Month	Year-to-Date
Pending litigations (Unit)
Expected losses on litigation	$	$

5.              THIRD PARTY REPORTS

All reports received from third parties (such as the SEC, Fannie Mae, Ginnie Mae, Freddie Mac) subsequent to the last reporting period are attached hereto. These reports include the following (if none, write “None”):  [              ]

6.              DEFAULTS OR EVENTS OF DEFAULT

Disclose nature and period of existence and action being taken in connection therewith; if none, write “None”:  [              ]

7.              OTHER REPORTS REQUIRED (Please attach if applicable)

a.                                      Indemnification & Repurchase Report for the prior year and current YTD.

b.                                      Hedge Reports (including: position summary report, MBS & whole loan trade detail, loan level detail report with weighted average take out price).

c.                                       Summary of year-to-date production, broken out by product type.

A-3

EXHIBIT A—For Guarantor

COMPLIANCE CERTIFICATE

[PLEASE REVIEW CAREFULLY]

SELLERS:	EXCEL MORTGAGE SERVICING, INC. AND AMERIHOME MORTGAGE CORPORATION
GUARANTOR:	INTEGRATED REAL ESTATE SERVICE CORP.
BUYER:	EVERBANK
TODAY’S DATE:	/ /201
REPORTING PERIOD ENDED:	month(s) ended / /20

This certificate is delivered to Buyer under the Master Repurchase Agreement dated as of August 31, 2011, between Sellers and Buyer (as amended from time to time, the “Agreement”), all the defined terms of which have the same meanings when used herein.

I hereby certify that: (a) I am, and at all times mentioned herein have been, the duly elected, qualified, and acting officer of Seller designated below; (b) to the best of my knowledge, the Financial Statements of Seller from the period shown about (the “Reporting Period”) and which accompany this certificate were prepared in accordance with GAAP and present fairly the financial condition of the Financial Reporting Party as of the end of the Reporting Period and the results of its operations for Reporting Period; (c) a review of the Agreement and of the activities of Seller during the Reporting Period has been made under my supervision with a view to determining Seller’s compliance with the covenants, requirements, terms, and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Default or Event of Default, except as disclosed herein (which specifies the nature of existence of each Default or Event of  Default, if any, and what action Seller has taken, is taking, and proposes to take with respect to each); (d) all information set forth on the attachment to this Compliance Certificate is true, correct, and complete, and the calculations set forth therein evidence that Seller is in compliance with the requirements of the Agreement at the end of the Reporting Period (or if Seller is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions Seller proposes to take with respect thereto); and (e) Seller was, as of the end of the Reporting Period, in compliance and good standing with applicable Fannie Mae, Ginnie Mae, Freddie Mac, and HUD net worth requirements.

By:
Name:
Title:

A-1

REPORTING PERIOD ENDED:	/ /20

All financial calculations set forth herein are as of the end of the Reporting Period.

1.              ADJUSTED TANGIBLE NET WORTH

The Adjusted Tangible Net Worth of Seller is:
GAAP Net Worth:	$
Minus: Intangible Assets (excluding capitalized Servicing Rights)	$
Minus: Due from Shareholders or Related Parties	$
Minus: Capitalized Servicing Rights	$
Minus: Assets pledged to secure liabilities not included in Indebtedness:	$
Minus: Any other HUD non-acceptable assets:	$
Minus: Investments in Affiliates:	$
Plus: Lesser of (a) most recent MSR Appraised Value, and (b) capitalized Servicing Rights (per above):	$
Plus: Subordinated Debt:	$
ADJUSTED TANGIBLE NET WORTH:	$
REQUIRED MINIMUM	$17,000,000
In compliance?	☐Yes ☐No

2.              THIRD PARTY REPORTS

All reports received from third parties (such as the SEC, Fannie Mae, Ginnie Mae, Freddie Mac) subsequent to the last reporting period are attached hereto. These reports include the following (if none, write “None”):  [              ]

3.              DEFAULTS OR EVENTS OF DEFAULT

Disclose nature and period of existence and action being taken in connection therewith; if none, write “None”:  [              ]

A-2